STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 11:00 AM 10/28/1997
971364094 – 2614667

RESTATED CERTIFICATE OF INCORPORATION OF
AMERICAN PHYSICIAN PARTNERS, INC.

American Physician Partners, Inc. (the “Corporation”) was incorporated under and by virtue of the General Corporation Law of the State of Delaware on April 30, 1996.

The Corporation DOES HEREBY CERTIFY:

FIRST: The name of the Corporation is American Physician Partners, Inc. This Restated Certificate of Incorporation (this “Certificate”) integrates and amends the Certificate of Incorporation filed on April 30, 1996, and was duly adopted by written consent of the stockholders in accordance with the applicable provisions of Sections 228, 242 and 245 of the Delaware General Corporation Law.

SECOND: The Certificate of Incorporation of the Corporation shall be amended and restated to read in full as follows:

ARTICLE I.

The name of the Corporation shall be: American Physician Partners, Inc.

ARTICLE II.

The address of the registered office of the Corporation in the State of Delaware is 9 East Loockerman Street, in the City of Dover, County of Kent and the name of the registered agent at that address is National Registered Agents, Inc.

ARTICLE III.

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV.

A.           The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is Sixty Million (60,000,000) shares. Fifty Million (50,000,000) shares shall be Common Stock, par value $.0001 per share and Ten Million (10,000,000) shares shall be Preferred Stock, par value $.0001 per share.

B.           The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, within the limitations and restrictions stated in this Restated Certificate of Incorporation, to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them, and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE V.

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article to authorize the Corporation action further eliminating or limiting the personal liability of directors then the liability of a director of the Corporation shall be eliminated or limited to the broadest and maximum extent permitted by the Delaware General Corporation Law as so amended.

ARTICLE VI.

A.           The Corporation shall, to the broadest and maximum extent permitted by Delaware law, as the same exists from time to time indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust of other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding.

B.           In addition, the Corporation shall, to the broadest and maximum extent permitted by Delaware 1aw, as the same may exist from time to time pay to such person any and all expenses (including attorneys’ fees) incurred in defending or settling any such action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer, to repay such amount if it shall ultimately be determined by a final judgment or other final adjudication that he or she is not entitled to be indemnified by the Corporation as authorized in this Article VI.

2

C.           Subsections (A) and (B) of this Article VI to the contrary notwithstanding, the Corporation shall not indemnify any such person with respect to any of the following matters: (i) remuneration paid to such person if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law; or (ii) any accounting of profits made from the purchase or sale by such person of the Corporation’s securities within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; or (iii) actions brought about or contributed to by the dishonesty of Such person, if a final judgment or other final adjudication adverse to such person establishes that acts of active and deliberate dishonesty were committed or attempted by such person with actual dishonest purpose and intent and were material to the adjudication; or (iv) actions based on or attributable to such, person having gained any personal profit or advantage to which he or she was not entitled, in the event that a final judgment or other final adjudication adverse to such person establishes that such person in fact gained such personal profit or other advantage to which he or she was not entitled; or (v) any matter in respect of which a final decision by a court with competent jurisdiction shall determine that indemnification is unlawful.

D. The rights to indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this Restated Certificate of Incorporation, the Bylaws of the Corporation, by agreement, vote of stockholders, or disinterested directors or otherwise.

ARTICLE VII.

The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws of the Corporation.

ARTICLE VIII.

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept (subject to any provision contained in the Delaware General Corporation law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the corporation.

ARTICLE IX.

Election of directors at an annual or special meeting of stockholders need not be by written ballot unless the Bylaws of the Corporation shall so provide.

ARTICLE X.

Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Board of Directors or by a committee of the Board of Directors which has been duly designated by the Board of Directors and whose powers and authority, as provided in a resolution of the Board of Directors or in the Bylaws of the Corporation, include the power to call such meetings, but such special meetings may not be called by any other person or persons; provided, however, that if and to the extent that any special meeting of stockholders may be called by any other person or persons specified in any provisions of this Restated Certificate of Incorporation or any amendment thereto or any certificate filed under Section 151(g) of the General Corporation Law of Delaware (or its successor statute as in effect from time to time hereunder), then such special meeting may also be called by the person or persons in the manner, at the times find for the purposes so specified.

3

ARTICLE XI.

The corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, the Board of Directors of American Physician Partners, Inc. has caused this Certificate to be signed by Paul M. Jolas, its Senior Vice President, General Counsel and Secretary, this 27th day of October 1997.

/s/ Paul M. Jolas
Paul M. Jolas
Senior Vice President, General Counsel and Secretary

Paul M. Jolas declares under penalty of perjury that he has read the foregoing instrument and knows the contents thereof, and that the same is true of his own knowledge and constitutes an authorized act of the Company.

Executed at Dallas, Texas on October 27, 1997.

/s/ Paul M. Jolas
Paul M. Jolas

4

CERTIFICATE OF AMENDMENT
OF THE
RESTATED CERTIFICATE OF INCORPORATION
OF
AMERICAN PHYSICIAN PARTNERS, INC.
(a Delaware corporation)

Paul M. Jolas does hereby certify that:

1.           He is the Senior Vice President, General Counsel and Secretary of American Physician Partners, Inc., a Delaware corporation (the “Corporation”).

2.           The original Certificate of Incorporation of the Corporation (the “Original Certificate”) was filed with the Secretary of the State of Delaware on April 30, 1996. On October 28, 1997, the Corporation filed a Restated Certificate of Incorporation (the “Certificate of Incorporation”) to amend and restate the Original Certificate.

3.           On November 25, 1997, the Corporation’s Board of Directors adopted resolutions setting forth proposed amendments to the Certificate of Incorporation and declaring such amendments to be advisable. The resolutions setting forth the proposed amendments are set forth in full as follows:

NOW, THEREFORE, BE IT RESOLVED, that Article XI of the Corporation’s Restated Certificate of Incorporation be amended in its entirety to read in full as follows:

“The corporation elects to be governed by the provisions of Section 203 of the Delaware General Corporation Law.”

RESOLVED FURTHER, that Article XII be added to the Corporation’s Restated Certificate of Incorporation to read in full as follows:

“The corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.”

4.           Following the adoption of the resolutions referenced above by the Corporation’s Board of Directors, such resolutions were approved by the stockholders’ of the Corporation entitled to vote thereon by unanimous written consent in accordance with Section 228 of the Delaware General Corporation Law.

5.           The amendment described above was duly adopted in accordance with the provisions Of Section 242 of tile Delaware General Corporation Law.

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 06:45 PM 11/25/1997
971404181 – 2614667

IN WITNESS WHEREOF, this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation has been executed by Paul M. Jolas, its Senior Vice President, General Counsel and Secretary, this 25th day of November, 1997.

By:	/s/ Paul M. Jolas
Paul M. Jolas
Senior Vice President, General
Counsel and Secretary

Paul M. Jolas declares under penalty of perjury that he has read the foregoing instrument and knows the contents  thereof, and that the same is true of his own knowledge and constitues an authorized act of the Corporation.

Executed at Dallas, Texas on November 25, 1997.

/s/ Paul M. Jolas
Paul M. Jolas

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:30 PM 11/26/1997
971405256 – 2614667

CERTIFICATE OF MERGER
OF
AD RAD, INC.
INTO
AMERICAN PHYSICIAN PARTNERS, INC.

It is hereby certified that:

1.    The constituent business corporations participating in the merger herein certified are:

A.    AD RAD, INC., which is incorporated under the laws of the State of Maryland (“Merging Company”); and

B.    AMERICAN PHYSICIAN PARTNERS, INC., which is incorporated under the laws of the State of Delaware (“APPI”).

2.    An Agreement and Plan of Reorganization and Merger dated June 27, 1997 (the “Merger Agreement”) has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the Delaware General Corporation Law, to wit, by Merging Company in accordance with the laws of the State of its incorporation and by APPI in the same manner as is provided in Section 251 of the Delaware General Corporation Law.

3. The name of the surviving corporation in the merger herein certified is AMERICAN PHYSICIAN PARTNERS, INC., a Delaware corporation, which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the Delaware General Corporation Law.

4.    The Certificate of Incorporation of APPI, as now in force and effect shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Delaware General Corporation Law.

5.    The executed Merger Agreement between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows: 2301 NationsBank Plaza, 901 Main Street, Dallas, Texas 75202-3721.

6.    A copy of the aforesaid Merger Agreement will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations,

7.    The authorized capital stock of Merging Company consists of 1,000,000 shares of common stock, par value of $0.10 per share.

[Signature Page to Certificate of Merger Follows]

[Signature Page to Certificate of Merger]

Executed on this 26th day of November, 1997.

“Merging Company”

AD RAD, INC., a Maryland corporation

By:	/s/ Michael L. Sherman
Name	MICHAEL L. SHERMAN
Title:	President

“Surviving Corporation”

AMERICAN PHYSICIAN PARTNERS, INC., a
Delaware corporation

By:	/s/ Gregory L. Solomon, President
Gregory L. Solomon, President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:31 PM 11/25/1997
971405258 – 2614667

CERTIFICATE OF MERGER
OF
AIOC OF ROCKLAND, INC.
INTO
AMERICAN PHYSICIAN PARTNERS, INC.

It is hereby certified that:

1.    The constituent business corporations participating in the merger herein certified are:

A.    AIOC OF ROCKLAND, INC., which is incorporated under the laws of the State of New York (“Merging Company”); and

B.    AMERICAN PHYSICIAN PARTNERS, INC., which is incorporated under the laws of the State of Delaware (“APPI”).

2.    An Agreement and Plan of Reorganization and Merger dated June 27, 1997 (the “Merger Agreement”) has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the Delaware General Corporation Law, to wit, by Merging Company in accordance with the laws of the State of its incorporation and by APPI in the same manner as is provided in Section 251 of the Delaware General Corporation Law.

3.    The name of the surviving corporation in the merger herein certified is AMERICAN PHYSICIAN PARTNERS, INC., a Delaware corporation, which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the Delaware General Corporation Law.

4.    The Certificate of Incorporation of APPI, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Delaware General Corporation Law.

5.    The executed Merger Agreement between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows: 2301 NationsBank Plaza, 901 Main Street, Dallas, Texas 75202-3721.

6.    A copy of the aforesaid Merger Agreement will be furnished by the aforesaid surviving corporation, On request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7.    The authorized capital stock of Merging Company consists of 200 shares of common stock, no par value.

[Signature Page to Certificate of Merger Follows]

[Signature Page to Certificate of Merger]

Executed on this 26th day of November,  1997.

“Merging Company”

AIOC OF ROCKLAHD, INC., a New York corporation

By:	/s/ Herbert Z. Geller
Name	Herbert Z. Geller
Title:	President

“Surviving Corporation”

AMERICAN PHYSICIAN PARTNERS, INC., a
Delaware corporation

By:	/s/ Gregory L. Solomon,
Gregory L. Solomon, President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:32 PM 11/26/1997
971405261 – 2614667

CERTIFICATE OF MERGER
OF
CIA OF ROCKLAND, INC.
INTO
AMERICAN PHYSICIAN PARTNERS, INC.

It is hereby certified that:

1.    The constituent business corporations participating in the merger herein certified are:

A.    CIA OF ROCKLAND, INC., which is incorporated under the laws of the State of New York (“Merging Company”); and

B.    AMERICAN PHYSICIAN PARTNERS, INC., which is incorporated under the laws of the State of Delaware (“APPI”).

2.    An Agreement and Plan of Reorganization and Merger dated June 27, 1997 (the “Merger Agreement”) has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the Delaware General Corporation Law, to wit, by Merging Company in accordance with the laws of the State of its incorporation and by APPI in the same manner as is provided in Section 251 of the Delaware General Corporation Law.

3.    The name of the surviving corporation in the merger herein certified is AMERICAN PHYSICIAN PARTNERS, INC., a Delaware corporation, which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the Delaware General Corporation Law.

4.    The Certificate of Incorporation of APPI, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Delaware General Corporation Law.

5.    The executed Merger Agreement between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which, is as follows: 2301 NationsBank Plaza, 901 Main Street, Dallas, Texas 75202-3721.

6.    A copy of the aforesaid Merger Agreement will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7.    The authorized capital stock of Merging Company consists of 200 shares of common stock, no par value.

[Signature Page to Certificate of Merger Follows]

[Signature Page to Certificate ofMerger]

Executed on this 26th day of November,  1997.

“Merging Company”

CIA OF ROCKLAND, INC., a New York corporation

By:	/s/ Herbert Z. Geller
Name:	Herbert Z. Geller
Titte	President

“Surviving Corporation”

AMERICAN PHYSICIAN PARTNERS, INC., a
Delaware corporation

By:	/s/ Gregory L. Solomon
Gregory L. Solomon, President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:33 PM 11/26/1997
971405262 – 2614667

CERTIFICATE OF MERGER
OF
MRI OF ROCKLAND, INC.
INTO
AMERICAN PHYSICIAN PARTNERS, INC.

It is hereby certified that:

1.    The constituent business corporations participating in the merger herein certified are:

A.    MRI OF ROCKLAND, INC., which is incorporated under the laws of the State of New York (“Merging Company”); and

B.    AMERICAN PHYSICIAN PARTNERS, INC., which is incorporated under the laws of the State of Delaware (“APPI”).

2.    An Agreement and Plan of Reorganization and Merger dated June 27, 1997 (the “Merger Agreement”) has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the Delaware General Corporation Law, to wit, by Merging Company in accordance with the laws of the State of its incorporation and by APPI in the same manner as is provided in Section 251 of the Delaware General Corporation Law.

3.    The name of the surviving corporation in the merger herein certified is AMERICAN PHYSICIAN PARTNERS, INC., a Delaware corporation, which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the Delaware General Corporation Law.

4.    The Certificate of Incorporation of APPI, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Delaware General Corporation Law.

5.    The executed Merger Agreement between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows: 2301 NationsBank Plaza, 901 Main Street, Dallas, Texas 75202-3721.

6.    A copy of the aforesaid Merger Agreement will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7.    The authorized capital stock of Merging Company consists of 200 shares of common stock, no par value.

[Signature Page to Certificate of Merger Follows]

[Signature Page to Certificate of Merger]

Executed on this 26th day of November, 1997.

“Merging Company”

MRI OF ROCKLAND, INC., a New York corporation

By:	/s/ Herbert Z. Geller
Name:	Herbert Z. Geller
Title:	President

“Surviving Corporation”

AMERICAN PHYSICIAN PARTNERS, INC,. a
Delaware corporation

By:	/s/ Gregory L. Solomon
Gregory L. Solomon, President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:34 PM 11/26/1997
971405265 – 2614667

CERTIFICATE OF MERGER
OF
NMR OF ROCKLAND, INC.
INTO
AMERICAN PHYSICIAN PARTNERS, INC.

It is hereby certified that:

1.    The constituent business corporations participating in the merger herein certified are:

A.    NMR OF ROCKLAND, INC., which is incorporated under the laws of the State of New York (“Merging Company”); and

B.    AMERICAN PHYSICIAN PARTNERS, INC., which is incorporated under the laws of the State of Delaware (“APPI”).

2.    An Agreement and Plan of Reorganization and Merger dated June 27, 1997 (the “Merger Agreement”) has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the Delaware General Corporation Law, to wit, by Merging Company in accordance with the laws of the State of its incorporation and by APPI in the same manner as is provided in Section 251 of the Delaware General Corporation Law.

3.    The name of the surviving corporation in the merger herein certified is AMERICAN PHYSICIAN PARTNERS, INC., a Delaware corporation, which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the Delaware General Corporation Law.

4.    The Certificate of Incorporation of APPI, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Delaware General Corporation Law.

5.    The executed Merger Agreement between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows: 2301 NationsBank Plaza, 901 Main Street, Dallas, Texas 75202-3721.

6.    A copy of the aforesaid Merger Agreement will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7.    The authorized capital stock of Merging Company consists of 200 shares of common stock, no par value.

[Signature Page to Certificate of Merger Follows]

[Signature Page to Certificate of Merger]

Executed on this 26th day of November, 1997.

“Merging Company”

NMR OF ROCKLAND, INC., a New York corporation

By:	/s/ Herbert Z. Geller
Name:	Herbert Z. Geller
Title:	President

“Surviving Corporation”

AMERICAN PHYSICIAN PARTNERS, INC., a
Delaware corporation

By:	/s/ Gregory L. Solomon, President
Gregory L. Solomon, President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:35 PM 11/26/1997
971405267 – 2614667

 CERTIFICATE OF MERGER
OF
PIA, INC.
INTO
AMERICAN PHYSICIAN PARTNERS, INC.

It is hereby certified that:

1.    The constituent business corporations participating in the merger herein certified are:

A.    PIA, INC., which is incorporated under the laws of the State of New York (“Merging Company”); and

B.    AMERICAN PHYSICIAN PARTNERS, INC., which is incorporated under the laws of the State of Delaware (“APPI”).

2.    An Agreement and Plan of Reorganization and Merger dated June 27, 1997 (the “Merger Agreement”) has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the Delaware General Corporation Law, to wit, by Merging Company in accordance with the laws of the State of its incorporation and by APPI in the same manner as is provided in Section 251 of the Delaware General Corporation Law.

3.    The name of the surviving corporation in the merger herein certified is AMERICAN PHYSICIAN PARTNERS, INC., a Delaware corporation, which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the Delaware General Corporation Law.

4.    The Certificate of Incorporation of APPI, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Delaware General Corporation Law.

5.    The executed Merger Agreement between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows: 2301 NationsBank Plaza, 901 Main Street, Dallas, Texas 75202-3721.

6.    A copy of the aforesaid Merger Agreement will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7.    The authorized capital stock of Merging Company consists of 200 shares of common stock, no par value.

[Signature Page to Certificate of Merger Follows]

[Signature Page to Certificate of Merger]

Executed on this 26th day of November, 1997.

“Merging Company”

PIA, INC., a New York corporation

By:	/s/ Herbert Z. Geller
Name:	Herbert Z. Geller
Title:	President

“Surviving Corporation”

AMERICAN PHYSICIAN PARTNERS, INC., a
Delaware corporation

By:	/s/ Gregory L. Solomon
Gregory L. Solomon, President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:36 PM 11/26/1997
971405271 – 2614667

CERTIFICATE OF MERGER
OF
RRG OF ROCKLAND, INC.
INTO
AMERICAN PHYSICIAN PARTNERS, INC.

It is hereby certified that:

1.    The constituent business corporations participating in the merger herein certified are:

A.    RRG OF ROCKLAND, INC., which is incorporated under the laws of the State of New York (“Merging Company”); and

B.    AMERICAN PHYSICIAN PARTNERS, INC., which is incorporated under the laws of the State of Delaware (“APPI”).

2.    An Agreement and Plan of Reorganization and Merger dated June 27, 1997 (the “Merger Agreement”) has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the Delaware General Corporation Law, to wit, by Merging Company in accordance with the laws of the State of its incorporation and by APPI in the same manner as is provided in Section 251 of the Delaware General Corporation Law.

3.    The name of the surviving corporation in the merger herein certified is AMERICAN PHYSICIAN PARTNERS, INC., a Delaware corporation, which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the Delaware General Corporation Law.

4.    The Certificate of Incorporation of APPI, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Delaware General Corporation Law.

5. The executed Merger Agreement between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows: 2301 NationsBank Plaza, 901 Main Street, Dallas, Texas 75202-3721.

6.    A copy of the aforesaid Merger Agreement will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7.    The authorized capital stock of Merging Company consists of 200 shares of common stock, no par value.

[Signature Page to Certificate of Merger Follows]

[Signature page to Certificate of Merger]

Executed on this 26th day of November, 1997.

“Merging Company”

RRG OF ROCKLAND, INC., a New York corporation

By:	/s/ Herbert Z. Geller
Name:	Herbert Z. Geller
Title:	President

“Surviving Corporation”

AMERICAN PHYSICIAN PARTNERS, INC., a
Delaware corporation

By:	/s/ Gregory L. Solomon
Gregory L. Solomon, President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:37 PM 11/26/1997
971405275 – 2614667

CERTIFICATE OF MERGER
OF
WIC OF ROCKLAND, INC.
INTO
AMERICAN PHYSICIAN PARTNERS, INC.

It is hereby certified that:

1.    The constituent business corporations participating in the merger herein certified are:

A.    WIC OF ROCKLAND, INC., which is incorporated under the laws of the State of New York (“Merging Company”); and

B.    AMERICAN PHYSICIAN PARTNERS, INC., which is incorporated under the laws of the State of Delaware (“APPI”).

2.    An Agreement and Plan of Reorganization and Merger dated June 27, 1997 (the “Merger Agreement”) has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the Delaware General Corporation Law, to wit, by Merging Company in accordance with the laws of the State of its incorporation and by APPI in the same manner as is provided in Section 251 of the Delaware General Corporation Law.

3.    The name of the surviving corporation in the merger herein certified is AMERICAN PHYSICIAN PARTNERS, INC., a Delaware corporation, which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the Delaware General Corporation Law.

4.    The Certificate of Incorporation of APPI, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Delaware General Corporation Law.

5.    The executed Merger Agreement between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows: 2301 NationsBank Plaza, 901 Main Street, Dallas, Texas 75202-3721.

6.    A copy of the aforesaid Merger Agreement will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7.    The authorized capital stock of Merging Company consists of 200 shares of common stock, no par value.

[Signature Page to Certificate of Merger Follows]

[Signature Page to Certificate of Merger]

Executed on this 26th day of November, 1997.

“Merging Company”

WIC OF ROCKLAND, INC., a New York corporation

By:	/s/ Herbert Z. Geller
Name:	Herbert Z. Geller
Title:	President

“Surviving Corporation”

AMERICAN PHYSICIAN PARTNERS, INC., a
Delaware corporation

By:	/s/ Gregory L. Solomon
Gregory L. Solomon, President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:38 PM 11/26/1997
971405277 – 2614667

CERTIFICATE OF MERGER
OF
FIDECO, INC.
INTO
AMERICAN PHYSICIAN PARTNERS, INC.

It is hereby certified that:

1.    The constituent business corporations participating in the merger herein certified are:

A.    FIDECO, INC., which is incorporated under the laws of the State of New York (“Merging Company”); and

B.    AMERICAN PHYSICIAN PARTNERS, INC., which is incorporated under the laws of the State of Delaware (“APPI”).

2.    An Agreement and Plan of Reorganization and Merger dated June 27, 1997 (the “Merger Agreement”) has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the Delaware General Corporation Law, to wit, by Merging Company in accordance with the laws of the State of its incorporation and by APPI in the same manner as is provided in Section 251 of the Delaware General Corporation Law.

3.    The name of the surviving corporation in the merger herein certified is AMERICAN PHYSICIAN PARTNERS, INC., a Delaware corporation, which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the Delaware General Corporation Law.

4.    The Certificate of Incorporation of APPI, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Delaware General Corporation Law.

5.    The executed Merger Agreement between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows: 2301 NationsBank Plaza, 901 Main Street, Dallas, Texas 75202-3721.

6.    A copy of the aforesaid Merger Agreement will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7.    The authorized capital stock of Merging Company consists of 20,000 shares of common stock, par value of $0.01 per share.

[Signature Page to Certificate of Merger Follows]

[Signature Page to Certificate of Merger]

Executed on this 26th day of November, 1997.

“Merging Company”

FIDECO, INC, a New York corporation

By:	/s/ Richard E.Tobin
Name:	Richard E. Tobin
Title:	Secretary

“Surviving Corporation”

AMERICAN PHYSICIAN PARTNERS, INC., a
Delaware corporation

By:	/s/ Gregory L. Solomon
Gregory L. Solomon, President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:39 PM 11/26/1997
971405280 – 2614667

CERTIFICATE OF MERGER
OF
RADIOLOGY AND NUCLEAR MEDICINE,
A PROFESSIONAL ASSOCIATION,
INTO
AMERICAN PHYSICIAN PARTNERS, INC.

It is hereby certified that:

1.    The constituent business corporations participating in the merger herein certified are:

A.    RADIOLOGY AND NUCLEAR MEDICINE, A PROFESSIONAL ASSOCIATION, which is incorporated under the laws of the State of Kansas (“Merging Company”); and

B.    AMERICAN PHYSICIAN PARTNERS, INC., which is incorporated under the laws of the State of Delaware (“APPI”).

2.    An Agreement and Plan of Reorganization and Merger dated June 27, 1997 (the “Merger Agreement”) has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the Delaware General Corporation Law, to wit, by Merging Company in accordance with the laws of the State of its incorporation and by APPI in the same manner as is provided in Section 251 of the Delaware General Corporation Law.

3.     The name of the surviving corporation in the merger herein certified is AMERICAN PHYSICIAN PARTNERS, INC., a Delaware corporation, which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the Delaware General Corporation Law.

4.     The Certificate of Incorporation of APPI, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Delaware General Corporation Law.

5.     The executed Merger Agreement between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows: 2301 NationsBank Plaza, 901 Main Street, Dallas, Texas 75202-3721.

6.     A copy of the aforesaid Merger Agreement will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7.     The authorized capital stock of Merging Company consists of 5,000 shares of common stock, par value of $100.00 per share.

[Signature Page to Certificate of Merger Follows]

[Signature Page to Certificate of Merger]

Executed on this 26th day of November, 1997.

“Merging Company”

RADIOLOGY AND NUCLEAR MEDICINE, A PROFESSIONAL ASSOCIATION, a Kansas corporation

By:	/s/ William J. Walls, M.D.
Name:	William J. Walls, M.D.
Title:	President

“Surviving Corporation”

AMERICAN PHYSICIAN PARTNERS, INC., a
Delaware corporation

By:	/s/ Gregory L. Solomon
Gregory L. Solomon, President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:40 PM 11/26/1997
971405282 – 2614667

CERTIFICATE OF MERGER
OF
M&S X-RAY ASSOCIATES,
INTO
AMERICAN PHYSICIAN PARTNERS, INC.

It is hereby certified that:

1.     The constituent business corporations participating in the merger herein certified are:

A. M&S X-RAY ASSOCIATES, which is incorporated under the laws of the State of Texas (“Merging Company”); and

B. AMERICAN PHYSICIAN PARTNERS, INC., which is incorporated under the laws of the State of Delaware (“APPI”).

2.     An Agreement and Plan of Reorganization and Merger dated June 27, 1997 (the “Merger Agreement”) has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the Delaware General Corporation Law, to wit, by Merging Company in accordance with the laws of the State of its incorporation and by APPI in the same manner as is provided in Section 251 of the Delaware General Corporation Law.

3.     The name of the surviving corporation in the merger herein certified is AMERICAN PHYSICIAN PARTNERS, INC., a Delaware corporation, which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the Delaware General Corporation Law.

4.     The Certificate of Incorporation of APPI, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Delaware General Corporation Law.

5.     The executed Merger Agreement between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows: 2301 NationsBank Plaza, 901 Main Street, Dallas, Texas 75202-3721.

6.     A copy of the aforesaid Merger Agreement will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7.     The authorized capital Stock of Merging Company consists of 1,000 shares of common stock, par value of $1.00 per share.

[Signature Page to Certificate of Merger Follows]

[Signature Page to Certificate of Merger]

Executed on this 26th day of November, 1997.

“Merging Company”

M&S X-RAY ASSOCIATES, a Texas corporation

By:	/s/ Jeremy N. Weirsig
Name:	Jeremy N. Weirsig, M.D.
Title:	President

“Surviving Corporation”

AMERICAN PHYSICIAN PARTNERS, INC., a
Delaware corporation

By:	/s/ Gregory L. Solomon
Gregory L. Solomon, President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:41 PM 11/26/1997
971405286 – 2614667

CERTIFICATE OF MERGER
OF
SAN ANTONIO MR, INC.
INTO
AMERICAN PHYSICIAN PARTNERS, INC.

It is hereby certified that:

1.     The constituent business corporations participating in the merger herein certified are:

A.    SAN ANTONIO MR, INC., which is incorporated under the laws of the State of Texas (“Merging Company”); and

B.     AMERICAN PHYSICIAN PARTNERS, INC., which is incorporated under the laws of the State of Delaware (“APPI”).

2.     An Agreement and Plan of Reorganization and Merger dated June 27, 1997 (the “Merger Agreement”) has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the Delaware General Corporation Law, to wit, by Merging Company in accordance with the laws of the State of its incorporation and by APPI in the same manner as is provided in Section 251 of the Delaware General Corporation Law.

3.     The name of the surviving corporation in the merger herein certified is AMERICAN PHYSICIAN PARTNERS, INC., a Delaware corporation, which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the Delaware General Corporation Law.

4.     The Certificate of Incorporation of APPI, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Delaware General Corporation Law.

5.     The executed Merger Agreement between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows: 2301 NationsBank Plaza, 901 Main Street, Dallas, Texas 75202-3721.

6.     A copy of the aforesaid Merger Agreement will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7.     The authorized capital stock of Merging Company consists of 120 shares of common stock, par value of $0.10 per share.

[Signature Page to Certificate of Merger Follows]

[Signature Page to Certificate of Merger]

Executed on this 26th day of November, 1997.

“Merging Company”

SAN ANTONIO MR, INC., a Texas corporation

By:	/s/ Greg Godwin, M.D.
Name:	Greg Godwin, M.D.
Title:	V. P.

“Surviving Corporation”

AMERICAN PHYSICIAN PARTNERS, INC., a
Delaware corporation

By:	/s/ Gregory L. Solomon
Gregory L. Solomon, President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:42 PM 11/26/1997
971405289 – 2614667

CERTIFICATE OF MERGER
OF
SOUTH TEXAS MR, INC.
INTO
AMERICAN PHYSICIAN PARTNERS, INC.

It is hereby certified that:

1.     The constituent business corporations participating in the merger herein certified are:

A.    SOUTH TEXAS MR, INC., which is incorporated under the laws of the State of Texas (“Merging Company”); and

B.     AMERICAN PHYSICIAN PARTNERS, INC., which is incorporated under the laws of the State of Delaware (“APPI”).

2.     An Agreement and Plan of Reorganization and Merger dated June 27, 1997 (the “Merger Agreement”) has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the Delaware General Corporation Law, to wit, by Merging Company in accordance with the laws of the State of its incorporation and by APPI in the same manner as is provided in Section 251 of the Delaware General Corporation Law.

3.     The name of the surviving corporation in the merger herein, certified is AMERICAN PHYSICIAN PARTNERS, INC., a Delaware corporation, which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the Delaware General Corporation Law.

4.     The Certificate of Incorporation of APPI, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Delaware General Corporation Law.

5.     The executed Merger Agreement between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows: 2301 NationsBank Plaza, 901 Main Street, Dallas, Texas 75202-3721.

6.     A copy of the aforesaid Merger Agreement will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7.     The authorized capital stock of Merging Company consists of 120 shares of common stock, par value of $0.10 per share.

[Signature Page to Certificate of Merger Follows]

[Signature Page to Certificate of Merger]

Executed on this 26th day of November, 1997.

“Merging Company”

SOUTH TEXAS MR, INC., a Texas corporation

By:	/s/ Greg Godwin, M.D.
Name:	Greg Godwin, M.D.
Title:	V. P.

“Surviving Corporation”

AMERICAN PHYSICIAN PARTNERS, INC., a
Delaware corporation

By:	/s/ Gregory L. Solomon
Gregory L. Solomon, President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:00 PM 05/11/1999
991186415 – 2614667

CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
AMERICAN PHYSICIAN PARTNERS, INC.

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

American Physician Partners, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: That the following resolutions setting forth a proposed amendment of the Restated Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and directing that said amendment be submitted to the stockholders of the Corporation for consideration thereof were adopted by the Board of Directors of the Corporation, on May 5, 1999. The resolutions setting forth the proposed amendment are as follows:

“RESOLVED, that Article VII of the Restated Certificate of Incorporation be, and it hereby is, amended to read in its entirety as follows:

“The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board. The number of directors which shall constitute the whole Board shall be fixed by, or in the manner provided in, the Bylaws of the Corporation. In furtherance and not in limitation of the Board’s power to manage the business and conduct the affairs of the Corporation, the Board shall have the power, upon the affirmative vote of at least a majority of the Directors then serving, to adopt, amend or repeal from time to time the Bylaws of the Corporation, subject to the right of the stockholders entitled to vote thereon to adopt, amend or repeal the Bylaws. Notwithstanding the foregoing, the Board shall not have the power to alter, amend or repeal the second or third sentences of the first paragraph of Article III, Section 2 of the Bylaws regarding the composition of the Board, or any other Bylaw (or Article or Section thereof) that expressly provides that it cannot be altered, amended or repealed by the Board.’

and, be it

RESOLVED, that the amendment (or a summary thereof) be submitted to the Corporation’s stockholders for their consideration at the Annual Meeting of Stockholders to be held May 5,1999.”

SECOND: That thereafter, an Annual Meeting of the Stockholders of the Corporation was duly called and held on May 5,1999, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware and the Bylaws of the Corporation, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

* * * * *

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Mark L. Wagar, its President, and Paul M. Jolas, its Secretary, on May 11,1999.

AMERICAN PHYSICIAN PARTNERS, INC.

By:	/s/ Mark L. Wagar
Mark L. Wagar, President

By:	/s/ Paul M. Jolas
Paul M. Jolas, Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 01:00 PM 09/20/1999
991391492 – 2614667

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

RADIOLOGIX, INC.

WITH AND INTO

AMERICAN PHYSICIAN PARTNERS, INC

(Pursuant to Section 253 of the Delaware General Corporation Law)

American Physician Partners, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the Delaware General Corporation Law,

DOES HEREBY CERTIFY:

FIRST: That the Corporation is incorporated pursuant to the Delaware General Corporation Law.

SECOND: That the Corporation owns all of the outstanding shares of capital stock of Radiologic, Inc.. a Delaware corporation.

THIRD: That the Corporation, by the following resolutions of its Board of Directors duly adopted as of September 17, 1999, determined to effect a merger of Radiologix Inc. with and into the Corporation (the “Merger”), with the Corporation being the surviving corporation, on the conditions set forth in such resolutions:

WHEREAS, the Board of Directors of American Physician Partners, Inc., a Delaware Corporation (the “Corporation”), has determined that it is in the best interests of the Corporation and its stockholders for the Corporation’s name to be changed to “Radiologix, Inc.” by forming a wholly-owned subsidiary, merging the subsidiary with and into the Corporation under Section 253 of the Delaware General Corporation Law, and having the name of the Corporation changed to “Radiologix, Inc.” in and pursuant co the merger;

NOW. THEREFORE, BE IT RESOLVED, that the officers of the Corporation are hereby authorized to form a wholly-owned Delaware subsidiary of the Corporation having the name “Radiologix, Inc.” (the “Subsidiary”); and further

RESOLVED, that the officers of the Corporation are hereby authorized to merge the Subsidiary with and into the Corporation pursuant to a Certificate of Ownership and Merger in substantially such form as may be approved by any officer of the Corporation, as evidenced by such officer’s execution of such Certificate of Ownership and Merger, and further

RESOLVED, that such Certificate of Ownership and Merger shall be filed with the Secretary of State of the State of Delaware as soon as practicable after the adoption of these resolutions; and further

RESOLVED, that the terms of the merger of the Subsidiary with and into the Corporation (the “Merger”) shall be as follows:

1.    Merger. As of the Effective Time (as defined below), the Subsidiary shall be merged with and into the Corporation, with the Corporation being the surviving corporation. The surviving corporation as it shall exist after the Effective Time shall be referred to hereinafter as the “Surviving Corporation.”

2.    Effective Time. The Effective Time shall be 8:00 a.m., Delaware time, an Friday, September 24. 1999.

3.    Conversion of Shares of the Subsidiary. At the Effective Time, each of the shares of common stock of the Subsidiary then issued and outstanding shall be cancelled and retired and shall cease to be outstanding, and no shares of common stock or other securities of the Surviving Corporation shall be issued in respect thereof.

4.    Conversion of Shares of the Corporation. At the Effective Time, each share of common stock of the Corporation then issued and outstanding shall remain outstanding as one fully-paid and non-assessable share of common stock of the Surviving Corporation.

5.    Certificate of Incorporation. The Restated Certificate of Incorporation, as amended, of the Corporation as in effect at the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation following the Effective Time unless and until the same shall be amended or repealed in accordance with the provisions thereof; provided, however, that as of the Effective Time the name of the Corporation shall be changed to “Radiologix, Inc.”

6.    Bylaws. The Amended and Restated Bylaws, as amended, of the Corporation as in effect at the Effective Time shall  be the Bylaws of the Surviving Corporation following the Effective Time unless and until the same shall be amended or repealed in accordance with the provisions thereof.

7.    Board of Directors and Officers. The members of the Board of Directors and the officers of the Surviving Corporation immediately after the Effective Time shall be those persons who were the members of the Board or Directors and the officers, respectively, of the Corporation immediately prior to the Effective Time, and such persons shall serve in such offices, respectively, for the terms provided by law or in the Bylaws of the Surviving Corporation, or until their respective successors are elected and qualified.

; and further

RESOLVED, that as of the Effective Time, the name of the Corporation shall be changed to “Radiologix, Inc.”; and further

RESOLVED, that the officers of the Corporation are authorized to make appropriate arrangements for stock certificates reflecting the new name of the Corporation, including the selection of a new form of stock certificate and, if necessary in the event new stock certificates are not available at the time of the name change, the stamping of the new name of the Corporation on the Corporation’s current form of stock certificate (all in compliance with NASDAQ and other applicable regulations); and further

RESOLVED, that the officers of the Corporation are authorized to make arrangements to obtain a new corporate seal reflecting the new name of the Corporation; and further

RESOLVED, that the officers of the Corporation are authorized and empowered by and on behalf of the Corporation to prepare, execute, deliver and file any and all other agreements, amendments, certificates, instruments and documents of any nature whatsoever and to take all such lawful actions and to do all such lawful things, as they, in their discretion, deem to be necessary or appropriate to effect the purpose and intent of the above resolutions, including the preparation and delivery of such other documents as may be required by NASDAQ in connection with the name change contemplated herein; and further

RESOLVED, that any and alt lawful actions previously taken by the Corporation or its officers in connection with the transactions contemplated by these resolutions are hereby approved and ratified,

FOURTH: That the above resolutions have not been modified or rescinded and are in full force and effect on the date hereof.

FIFTH: That upon the Effective Time of the Merger the name of the surviving corporation shall be “Radiologix, Inc.”

SIXTH: The Merger shall become effective at 8:00 a.m., Delaware time, on Friday, September 24, 1999.

IN WITNESS WIIEREOF, American Physician Partners, Inc. has caused this Certificate of Ownership and Merger to be signed by its duly authorized officer this 20th day of September, 1999.

AMERICAN PHYSICIAN PARTNER, INC

By:	/s/ Mark L. Wagar
Mark L. Wagar
Chairman of the Board, President and Chief Executive Officer

Certified:	/s/ Paul M. Jolas
Paul M. Jolas
Senior Vice President, General Counsel and Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:18 PM 07/14/2003
FILED 04:18 PM 07/14/2003
SRV 030460437 – 2614667 FILE

CERTIFICATE OF AMENDMENT
OF THE
RESTATED CERTIFICATE OF INCORPORATION
OF
RADIOLOGIX, INC.

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

Radiologix, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: That, upon the direction of the Corporation’s Board of Directors, the following proposed amendment (“Amendment”) of the Restated Certificate of Incorporation of the Corporation was submitted to the stockholders of the Corporation for consideration at the Annual Meeting of the Stockholders of the Corporation held on June 10, 2003:

Article VII of the Corporation’s Amended and Restated Certificate of Incorporation is proposed to be amended by deleting the phrase “the second or third sentences of the first paragraph of Article III, Section 2 of the Bylaws regarding the composition of the Board, or any other” so that, as amended, Article VII of the Corporation’s Amended and Restated Certificate of Incorporation states in its entirety as follows:

The management of the business and conduct of the affairs of the Corporation shall be vested in its Board. The number of directors which shall constitute the whole Board shall be fixed by, or in the manner provided in, the Bylaws of the Corporation. In furtherance and not in limitation of the Board’s power to manage the business and conduct the affairs of the Corporation, the Board shall have the power, upon the affirmative vote of at least a majority of the Directors then serving, to adopt, amend or repeal from time to time the Bylaws of the Corporation, subject to the right of the stockholders entitled to vote thereon to adopt, amend or repeal the Bylaws. Notwithstanding the foregoing, the Board shall not have the power to alter, amend or repeal any Bylaw (or Article or Section thereof) that expressly provides that it cannot be altered, amended or repealed by the Board.

SECOND: The number of shares required by statute were voted in favor of the Amendment at the Annual Meeting of Stockholders of the Corporation held on June 10,2003.

THIRD: The Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officer this 14th day of July, 2003.

RADIOLOGIX, INC.

By:	Sami S. Abbasi
Sami S. Abbasi, Executive Vice President

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE

AND OF REGISTERED AGENT

OF

RADIOLOGIX, INC.

It is hereby certified that:

1.    The name of the corporation (hereinafter called the “corporation”) is:

RADIOLOGIX, INC.

2.    The registered office of the corporation within the State of Delaware is hereby changed to 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle.

3.    The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company, the business office of which is identical with the registered office of the corporation as hereby changed.

4.     The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on May 25,2004.

	Signature:	Michael L. Silhol
Name: Michael L. Silhol
Title: Senior Vice President and Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:03 PM 06/01/2004
FILED 03:46 PM 06/01/2004
SRV 040406481 – 2614667 FILE

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:07 PM 11/15/2006
FILED 01:07 PM 11/15/2006
SRV 061046891 – 2614667 FILE

CERTIFICATE OF MERGER

OF

PR ACQUISITION CORPORATION,
a Delaware corporation

WITH AND INTO

RADIOLOGIX, INC.,
a Delaware corporation

Pursuant to Section 251 (c) of the Delaware General Corporation Law, PR Acquisition Corporation, a Delaware corporation (“Merger Sub”), does hereby certify to the following facts relating to the merger (the “Merger”) of Merger Sub with and into Radiologix, Inc., a Delaware corporation (the “Company”), with the Company remaining as the surviving corporation of the Merger (the “Surviving Corporation”);

FIRST:             The Company and Merger Sub are the constituent corporations in the Merger and each is a corporation incorporated pursuant to the laws of the State of Delaware.

SECOND:        An Agreement and Plan of Merger dated July 6,2006, has been approved, adopted, certified, executed and acknowledged by the Company and by Merger Sub in accordance with the provisions of subsection (c) of Section 251 of the Delaware General Corporation Law.

THIRD:            The Surviving Corporation of the Merger shall be Radiologix, Inc.

FOURTH:        Upon the effectiveness of the Merger, the Certificate of Incorporation, as amended, of the Surviving Corporation shall be amended and restated to read in its entirety as set forth in Attachment A attached hereto.

FIFTH:             The executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Corporation, at 3600 JP Morgan Chase Tower, 2200 Ross Avenue, Dallas, TX 75201.

SIXTH:            A copy of the executed Agreement and Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation of the Merger.

SEVENTH:      The Merger shall be effective upon the filing of this Certificate of Merger with the Delaware Secretary of State in accordance with Section 103 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Company has caused this Certificate of Merger to be executed by its duty authorized officer as of November 15, 2006.

Radiologix, Inc.

By:	/s/ Sami S. Abbasi
Name: Sami S. Abbasi
Title: President and Chief Executive Office

Attachment A

Amended and Restated Certificate of Incorporation
of
Radiologix, Inc.

FIRST:             The name of the corporation is Radiologix, Inc.

SECOND:        The address of the registered office of the corporation in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, Delaware 19808. The name of the registered agent of the corporation at such address is Corporation Service Company.

THIRD:            The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH:        The total number of shares of stock which the corporation is authorized to issue is Three Thousand (3,000) shares of common stock with a par value of $.0001 per share.

FIFTH:             The business and affairs of the corporation shall be managed by the board of directors, and the directors need not be elected by ballot.

SIXTH:            In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors is expressly authorized to adopt, amend or repeal the by-laws.

SEVENTH:      The corporation reserves the right to amend and repeal any provision contained in this certificate of incorporation in the manner prescribed by the laws of the State of Delaware. All rights herein conferred are granted subject to this reservation.

EIGHTH:          A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, of (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this article to authorize corporate action further eliminating or limited the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any repeal or modification of the foregoing paragraph by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.